UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FTI CONSULTING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 3, 2020. FTI CONSULTING, INC. Meeting Information Meeting Type: Annual Meeting For Holders as of the Close of Business on: March 25, 2020 Date: June 3, 2020 Time: 9:30 a.m. (Eastern Daylight Time) Location*: FTI Consulting, Inc. 555 12th Street NW, Washington, D.C. 20004 * The 2020 annual meeting of shareholders is currently scheduled to be held at 555 12th Street NW, Washington, D.C. 20004. However, as part of our precautions regarding the coronavirus disease 2019 (COVID-19), we are planning for the possibility that the annual meeting may be held solely by means of remote FTI CONSULTING, INC. communication. If we take this step, we will announce the decision to do so in ATTN: JOANNE F. CATANESE advance, and details on how to participate will be set forth in a press release issued CORPORATE SECRETARY by the Company and available at https://www.ir.fticonsulting.com/press-releases and 6300 BLAIR HILL LANE at https://www.virtualshareholdermeeting.com/FCN2020 where you will also find SUITE 303 information on how to attend the virtual meeting. BALTIMORE, MD 21209 You are receiving this communication because you hold shares in the company named above as of the close of business on March 25, 2020, the record date for the 2020 annual meeting. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P36846 See proxy the materials reverse and side voting of this instructions notice to obtain . D09751—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K WRAP How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or EMAIL Copy: If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY EMAIL*: sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements, including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the P36846 box marked by the arrow (located on the following page) available and follow the instructions.—D09752 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items

The Board of Directors recommends you vote FOR all of the director nominees named below:

1. Election of Directors

Nominees

1a. Brenda J. Bacon

1b. Mark S. Bartlett

1c. Claudio Costamagna

1d. Vernon Ellis

1e. Nicholas C. Fanandakis

1f. Steven H. Gunby

1g. Gerard E. Holthaus

1h. Laureen E. Seeger

The Board of Directors recommends you vote FOR Proposals No. 2, No. 3 and No. 4:

2. Approve the amendment to the FTI Consulting, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of authorized shares of common stock issuable by an additional 145,000 shares and extend the expiration date to June 3, 2030.

3. Ratify the appointment of KPMG LLP as FTI Consulting, Inc.'s independent registered public accounting firm for the year ending December 31, 2020.

4. Vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers for the year ended December 31, 2019, as described in the Proxy Statement for the 2020 Annual Meeting of Shareholders.

NOTE: The proxy holders will vote in their discretion with regard to such other business that may properly come before the meeting or any postponement or adjournment thereof.

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